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                                   EXHIBIT 24


                               Powers of Attorney


         The powers of attorney for E. David Crockett, Peter J. Kight, and A. Grant Bowen are contained herein. The powers of attorney for Jerry D. Miller, Herbert O. Gingrich, and Dan R.E. Thomas are incorporated by reference to Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (see Exhibit 24 therein).
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                               POWER OF ATTORNEY


         Know all men by these presents that the undersigned director or officer of Metatec Corporation, a Florida corporation (the "Company"), hereby constitutes and appoints Jeffrey M. Wilkins, Thomas J. Harmon, and William H. Largent, and each of them (with full power to each of them to act along), as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1994, for each fiscal year thereafter, and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned director or officer of the Company has executed and delivered this Power of Attorney on March 24, 1995.



/s/E. David Crockett                             Director
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Signature                                        Position(s) with the Company


E. David Crockett
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Print Name
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                               POWER OF ATTORNEY


         Know all men by these presents that the undersigned director or officer of Metatec Corporation, a Florida corporation (the "Company"), hereby constitutes and appoints Jeffrey M. Wilkins, Thomas J. Harmon, and William H. Largent, and each of them (with full power to each of them to act along), as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1994, for each fiscal year thereafter, and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned director or officer of the Company has executed and delivered this Power of Attorney on March 24, 1995.



/s/Peter J. Kight                              Director
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Signature                                      Position(s) with the Company


Peter J. Kight
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Print Name
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                               POWER OF ATTORNEY


         Know all men by these presents that the undersigned director or officer of Metatec Corporation, a Florida corporation (the "Company"), hereby constitutes and appoints Jeffrey M. Wilkins, Thomas J. Harmon, and William H. Largent, and each of them (with full power to each of them to act along), as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1994, for each fiscal year thereafter, and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned director or officer of the Company has executed and delivered this Power of Attorney on March 24, 1995.



/s/A. Grant Bowen                                Director
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Signature                                        Position(s) with the Company


A. Grant Bowen
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Print Name